SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

                         Date of Report: April 17, 1997

                   KELLER FINANCIAL SERVICES OF FLORIDA, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

   FLORIDA                      33-46921-A                      59-3110610
   -------                      ----------                      ----------
(State or other                (Commission                   (I.R.S. Employer
 jurisdiction                  File Number)                 Identification No.)
of incorporation)


18167 U.S. HWY 19 N, CLEARWATER, FL.                                    34624
------------------------------------                                 ----------
(Address of principal executive offices)                             (Zip Code)

                                 (813) 524-1400
                                 --------------
              (Registrant's telephone number, including area CODE)

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ITEM 5.  OTHER EVENTS

On April 3, 1997 the Company regretfully accepted the resignation of Greg Stiff, Executive Vice-President of Operations. He will continue with the Company in a consulting role through July 31, 1997.

On April 7, 1997, Douglas Daniel was hired as Senior Vice-President,
Originations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     None.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Keller Financial Services of Florida, Inc.
                                                  (Registrant)

April 17, 1997                       By: /s/ MICHAEL NIXON
                                     -----------------------
                                     Michael Nixon
                                     Chief Executive Officer